Use these links to rapidly review the document
PROXY STATEMENT TABLE OF CONTENTS

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

PROSPECT MEDICAL HOLDINGS, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:
☐	Fee paid previously with preliminary materials.
☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

NOTICE OF ANNUAL MEETING
AND
PROXY STATEMENT

JANUARY 29, 2009

Dear Fellow Stockholder:

        On behalf of the Board of Directors and management of our company, I cordially invite you to attend the 2009 Annual Meeting of Stockholders of Prospect Medical Holdings, Inc. to be held at 10:00 a.m. Pacific Time on March 4, 2009, at our corporate headquarters, 10780 Santa Monica Blvd., Suite 400, Los Angeles, CA 90025.

        The attached Notice of Annual Meeting and Proxy Statement describe the formal business to be transacted at the Annual Meeting. Once that business has been concluded, there will be a management presentation and a brief question and answer session.

        We sincerely hope you will be able to attend our 2009 Annual Meeting of Stockholders. However, whether or not you personally attend, and regardless of the number of shares you own, it is important that your shares be represented at the Annual Meeting. Therefore, please take the time to vote by completing and mailing the enclosed proxy card to us.

        Thank you for your continued support of Prospect Medical Holdings, Inc.

Sincerely yours,

Samuel S. Lee Chairman of the Board and Chief Executive Officer

NOTICE OF 2009 ANNUAL MEETING OF STOCKHOLDERS

        The 2009 Annual Meeting of Stockholders of Prospect Medical Holdings, Inc. will be held at our corporate headquarters, 10780 Santa Monica Blvd., Suite 400, Los Angeles, CA 90025, on March 4, 2009 at 10:00 a.m. (Pacific Time), for the following purposes, as more fully described in the accompanying proxy statement:

  (1)
  To elect five directors to hold office until our next annual stockholders meeting;

  (2)
  To ratify the selection by the Audit Committee of our Board of Directors of BDO Seidman, LLP as our independent registered public accounting firm for the fiscal year ending September 30, 2009; and

  (3)
  To transact such other business as may properly come before the meeting.

        Our Board of Directors has set January 23, 2009 as the record date for the meeting (the "Record Date"). This means that holders of record of shares of our Common Stock at the close of business on that date are entitled to receive notice of, and to vote at, the meeting or any adjournment or postponement of the meeting. A complete list of stockholders as of the close of business on January 23, 2009 will be available for inspection by stockholders during normal business hours from February 1, 2009 through March 3, 2009, at our principal executive offices located at 10780 Santa Monica Blvd., Suite 400, Los Angeles, CA 90025. The list will also be available for inspection by stockholders at the meeting.

By Order of the Board of Directors,

Samuel S. Lee Chairman of the Board and Chief Executive Officer

YOUR VOTE IS IMPORTANT

        All stockholders are cordially invited to attend the 2009 Annual Meeting of Stockholders of Prospect Medical Holdings, Inc. To avoid delay and additional expense, and to ensure your representation at the meeting, please vote as promptly as possible, regardless of whether you plan to attend the meeting. To vote, please mark, sign, date and mail the proxy card included with this proxy statement using the enclosed envelope, which requires no postage. If you attend the annual meeting in person, you may vote at the meeting even if you have previously returned a proxy or voted by telephone. Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to vote at the meeting, you must obtain a proxy issued in your name from that record holder.

PROXY STATEMENT TABLE OF CONTENTS

PROXY STATEMENT

        The Board of Directors is furnishing you this proxy statement to solicit proxies on its behalf for use at the 2009 Annual Meeting of Stockholders of Prospect Medical Holdings, Inc., and at any adjournments or postponements of the meeting. The meeting will be held at our corporate headquarters, 10780 Santa Monica Blvd., Suite 400, Los Angeles, CA 90025, on March 4, 2009, at 10:00 a.m. (Pacific Time). We expect to mail this proxy statement and the accompanying proxy card beginning on or about January 29, 2009 to stockholders of record as of January 23, 2009. In this proxy statement, we refer to Prospect Medical Holdings, Inc. as the "Company," "we," "us" or "our." We also refer to this proxy statement, the proxy card and our 2008 annual report to stockholders as the "proxy materials."

        The Board is asking you to vote your shares by completing, signing and returning the proxy card. If you attend the annual meeting in person, you may vote at the meeting even if you have previously returned a proxy. Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to vote at the meeting, you must obtain a proxy issued in your name from that record holder.

QUESTIONS AND ANSWERS

What is a proxy?

        A proxy is the legal designation of another person to vote the stock you own. That other person is called a proxy. If you designate someone as your proxy in a written document, that document is also called a proxy or a proxy card. We have designated Samuel S. Lee, our Chairman and Chief Executive Officer, and David Levinsohn, one of our independent directors, as proxies for the meeting. By completing, signing and returning the accompanying proxy card, you are authorizing Messrs. Lee and Levinsohn to vote your shares at the meeting as you have instructed them on the proxy card. This way, your shares will be voted whether or not you attend the meeting. Even if you plan to attend the meeting, it is a good idea to complete, sign and return your proxy card before the meeting date just in case your plans change. You may vote at the meeting even if you have previously returned a proxy.

What is a proxy statement?

        A proxy statement is a document that regulations of the Securities and Exchange Commission, or SEC, require us to give you when we ask you to sign a proxy card designating Messrs. Lee and Levinsohn as proxies to vote on your behalf.

What is in this proxy statement?

        This proxy statement describes the proposals on which we would like you, as a stockholder, to vote at the annual meeting. It also gives you information on the proposals, as well as other information about us, so that you can make an informed decision.

What am I voting on?

        We are asking you to vote on the following proposals:

  •
  To elect five directors to hold office until our next annual stockholders meeting;

  •
  To ratify the selection by the Audit Committee of our Board of Directors of BDO Seidman, LLP as our independent registered public accounting firm for the fiscal year ending September 30, 2009; and

  •
  To transact such other business as may properly come before the meeting.

        The section appearing later in this proxy statement entitled "Summary of Proposals to Be Voted On" will give you more information on these proposals.

Who can vote at the annual meeting?

        Only holders of our Common Stock of record at the close of business on January 23, 2009, which is the Record Date, are entitled to receive notice of, and to vote at, the annual meeting or any adjournment or postponement of the annual meeting. Each share is entitled to one vote on each of the proposals to be voted on at the annual meeting. There were approximately 20,575,111 shares of our Common Stock outstanding on the Record Date.

What is the difference between a stockholder of record and a stockholder who holds stock in street name?

  •
  If your shares are registered in your name, you are a stockholder of record.

  •
  If your shares are in the name of your broker or bank, your shares are held in street name.

What different methods can I use to vote?

        You may vote by mail.    You do this by completing and signing your proxy card and mailing it to our transfer agent, American Stock Transfer & Trust Company, using the prepaid and addressed envelope included with this proxy statement. If you mark your voting instructions on the proxy card, your shares will be voted:

  •
  as you instruct, and

  •
  at the discretion of Messrs. Lee and Levinsohn, if a proposal properly comes up for a vote at the meeting that is not on the proxy card.

  For your voting instructions to be effective, your proxy card must be received by the Company's transfer agent no later than the close of business on March 3, 2009.

        You may vote in person at the meeting.    We will pass out written ballots to stockholders of record who want to vote in person at the meeting. However, if you hold your shares in street name, you must request a proxy from the person in whose name your shares are held, usually your stockbroker, to vote at the meeting.

        If you hold your shares through a bank, broker or other holder of record, check the information provided by that entity to determine which voting options are available to you.

What does it mean if I receive more than one proxy card?

        It means that you have multiple accounts at the transfer agent or with stockbrokers. Please complete, sign and return all proxy cards to ensure that all your shares are voted. Unless you need multiple accounts for specific purposes, it may be less confusing if you consolidate as many of your transfer agent or brokerage accounts as possible under the same name and address.

What if I change my mind after I return my proxy card?

        You may revoke your proxy card and change your vote by:

  •
  signing another proxy card with a later date and returning it before the polls close at the meeting, or

  •
  voting in person at the meeting.

        However, if you hold your shares in street name, you must request a proxy from the person in whose name your shares are held, usually your stockbroker, to vote at the meeting.

Will my shares be voted if I do not return my proxy card?

        If your shares are held in street name, your brokerage firm, under certain circumstances, may vote your shares.

        Brokerage firms have authority under NYSE Alternext US (formerly the American Stock Exchange) rules to vote customers' unvoted shares on some "routine" matters. If you do not give instructions to your broker, your broker can vote your shares with respect to routine matters. Under these rules, both proposals 1 and 2 described later under "Summary of Proposals to Be Voted On" are considered routine matters. On non-routine matters for which you do not give your broker instructions, the shares will be treated as broker non-votes.

        If you do not return a proxy card to vote your shares, your brokerage firm may either:

  •
  vote your shares on routine matters, or

  •
  leave your shares unvoted.

        We encourage you to provide instructions to your brokerage firm by returning your proxy card. This ensures that your shares will be voted at the meeting.

How many shares must be present to hold the meeting?

        To hold the annual meeting and conduct business, a majority of the Company's outstanding shares as of the Record Date must be present at the meeting. This is called a quorum.

        Shares are counted as present at the meeting if the stockholder either:

  •
  is present and votes in person at the meeting, or

  •
  has properly submitted a proxy.

        Abstentions and broker non-votes will be counted for purposes of determining the presence or absence of a quorum at the meeting.

What are my voting choices when voting for director nominees, and what vote is needed to elect directors?

        To elect the five director nominees to hold office until our next annual stockholders meeting, you may:

  •
  vote in favor of all nominees,

  •
  vote to withhold votes as to all nominees, or

  •
  vote to withhold votes as to specific nominees.

        The nominees receiving the highest number of votes for election will be elected as directors. This number is called a plurality.

What are my voting choices when voting on the proposal to ratify the selection by the Audit Committee of BDO Seidman, LLP as the Company's independent registered public accounting firm for 2009, and what vote is needed to approve this proposal?

        The ratification of the selection by the Audit Committee of our Board of Directors of BDO Seidman, LLP as our independent registered public accounting firm for the fiscal year ending September 30, 2009, you may:

  •
  vote in favor of the ratification,

  •
  vote against the ratification, or

  •
  abstain from voting on the ratification.

        The proposal to ratify the selection of BDO Seidman, LLP as our independent registered public accounting firm for the fiscal year ending September 30, 2009 will be approved if holders of a majority of the shares present at the meeting, in person or by proxy and entitled to vote on the matter, vote for approval. The Audit Committee may, in its discretion, appoint a different independent registered public accounting firm at any time if it determines that doing so would be in the best interest of the Company and its stockholders.

What happens if a nominee is unable to stand for election?

        The Board may reduce the number of nominees or select a substitute nominee. In the latter case, if you have completed, signed and returned your proxy card, Messrs. Lee and Levinsohn can vote your shares for a substitute nominee. They cannot vote for more than five nominees.

How are withheld votes, abstentions and broker non-votes counted?

        If you withhold your vote from any one or more of the director nominees, your shares will not be counted as casting votes for such nominees. If you abstain from voting on the proposal to ratify the selection of our independent registered public accounting firm, it will have the same effect as a vote "against" the proposal. Broker non-votes have no effect and will not be counted toward the vote total for any proposal.

What if I return my proxy without providing any voting instructions?

        If you give your proxy without voting instructions, your shares will be counted as a vote for each director nominee and for the proposal to ratify the selection of our independent registered public accounting firm.

Is my vote kept confidential?

        Proxies, ballots and voting tabulations identifying stockholders are kept confidential and will not be disclosed to third parties except as may be necessary to meet legal requirements.

Where do I find the voting results of the meeting?

        We will announce preliminary voting results at the meeting. We will publish the final results in a Form 8-K. We intend to file the Form 8-K no later than March 10, 2009 with the Securities and Exchange Commission, or SEC. You may obtain a copy of the 8-K report by contacting our Investor Relations, c/o Linda Hodges, at (714) 796-4271 or at an SEC public reference room. For the location of an SEC public reference room near you, please contact the SEC at (800) SEC-0330.

        You can also get a copy of the 8-K report that will contain the voting results on the Internet at www.prospectmedicalholdings.com or through the SEC's electronic data system called EDGAR at www.sec.gov.

How do I receive an annual report?

        A copy of our Annual Report on Form 10-K for the fiscal year ended September 30, 2008 is being delivered to each stockholder of the Company together with this proxy statement. A copy of the Annual Report is also available on our website at www.prospectmedicalholdings.com and on the SEC's website at www.sec.gov. Copies of exhibits to the Annual Report will be made available for a reasonable charge upon written request to Investor Relations, c/o Linda Hodges, Prospect Medical Holdings, Inc., 10780 Santa Monica Boulevard, Suite 400, Los Angeles, CA 90025.

Do we have a policy about directors' attendance at the annual meeting?

        We do not have a policy regarding attendance of directors at our Annual Meetings of Stockholders. At our last meeting, four of the six directors then serving on the Board of Directors were in attendance.

How are proxies solicited, and what is the cost?

        We pay all expenses incurred in connection with distributing and soliciting proxies. As part of this process, we reimburse brokers, nominees, fiduciaries and other custodians' reasonable fees and expenses in forwarding proxy materials to stockholders. Our directors and employees may solicit proxies by mail, telephone or other means. Our directors and employees do not receive any additional compensation for these activities.

Is a copy of this proxy statement available on the Internet?

        Yes. This proxy statement is available on our website at www.prospectmedicalholdings.com and on the SEC's website at www.sec.gov.

SUMMARY OF PROPOSALS TO BE VOTED ON

        Following are summaries of each of the proposals to be voted on by stockholders at our 2009 Annual Meeting of Stockholders. Additional information about each proposal is included later in this proxy statement.

Proposal 1—Election of Directors

        The Board of Directors currently consists of five directors. All five of the current directors have been nominated for election at the Annual Meeting by holders of our Common Stock. Proxies cannot be voted for a greater number of persons than the number of nominees named.

        The five nominees named for election at the Annual Meeting are Samuel S. Lee, David Levinsohn, Jeereddi Prasad, Glenn R. Robson and Kenneth Schwartz.

        Each elected director will hold office until the next annual stockholders meeting and until a successor is elected and has qualified, subject to earlier resignation, removal or death. The nominees' biographies begin on page 7 of this proxy statement.

        Directors are elected by a plurality of the votes properly cast in person or by proxy. The five nominees receiving the highest number of affirmative votes will be elected. Shares represented by executed proxies will be voted, if authority to do so is not withheld, for the election of the five nominees named in this proxy statement. Proxies cannot be voted for a greater number of persons than the five nominees named. If any nominee becomes unavailable for election as a result of an unexpected occurrence, your shares may be voted by the proxy holders for the election of a substitute nominee proposed by the Corporate Governance and Nominating Committee. Each person nominated for election has agreed to serve if elected. Our management has no reason to believe that any nominee will be unable to serve.

Proposal 2—Ratification of Selection of Independent Registered Public Accounting Firm

        The Audit Committee of the Company's Board has selected BDO Seidman, LLP as the Company's independent registered public accounting firm for the fiscal year ending September 30, 2009 and has requested that this selection be submitted for ratification by the Company's stockholders at the meeting.

        The proposal to ratify the selection of BDO Seidman, LLP as our independent registered public accounting firm for 2009 will be approved if holders of a majority of the shares present at the meeting, in person or by proxy and entitled to vote on the matter, vote for approval. Additional information about this proposal is set forth on page 24 of this proxy statement.

Other Business

        The Board knows of no other business to be considered at the meeting. However, if:

  •
  other matters are properly presented at the meeting, including at a reconvened meeting after any adjournment or postponement of the meeting, and

  •
  you have appropriately returned your proxy card as described above,

then Messrs. Lee and Levinsohn will, with your proxy, vote your shares on those matters at their discretion.

PROPOSAL 1
ELECTION OF DIRECTORS

Biographies

        Our certificate of incorporation provides for directors to be elected on an annual basis. Our bylaws provide that the Board will consist of no greater than nine nor less than five members, with the exact number of directors within this range to be fixed from time to time by the Board. Currently, the number of members constituting the Board has been fixed by the Board at five.

        All five of the current directors have been nominated for election at the Annual Meeting by holders of our Common Stock. Proxies cannot be voted for a greater number of persons than the number of nominees named (i.e., five).

        The following sets forth information regarding the five nominees for director to be voted on at the Annual Meeting:

Nominees for Election

        Samuel S. Lee.    Mr. Lee, 42, was appointed our Chief Executive Officer on March 19, 2008 and as Chairman of our Board of Directors on May 14, 2008. Mr. Lee was previously appointed as a member of our Board of Directors and as Chief Executive Officer of our subsidiary, Alta Hospitals System, LLC on August 8, 2007. Mr. Lee is an officer and director of each of our direct and indirect subsidiaries and is sole manager of Alta Hospitals System, LLC. He served previously as the President of Alta from January 2002 until we acquired Alta on August 8, 2007. Effective April 22, 2008, Mr. Lee was also appointed as the Chairman of the Board of Directors of Brotman Medical Center, Inc. Mr. Lee's background involves healthcare and technology related private equity investment management, operational leadership, entrepreneurship, mergers and acquisitions, and leveraged financing for various corporations. Prior to Alta, Mr. Lee was a General Partner with Kline Hawkes & Co., a $500 million private equity firm located in Brentwood, California, that focuses on healthcare, technology, and business services. Mr. Lee has been the lead/principal investor and director of several private and public companies. Additionally, Mr. Lee worked in healthcare reimbursement, business office, and operations for SFS, Inc., and in consulting and systems engineering for Andersen Consulting and Verizon. Mr. Lee received his bachelor's degree in Industrial and Systems Engineering from Georgia Tech and master's degree in business administration from Harvard Business School. Mr. Lee is an active member of the Young President's Organization of Los Angeles, and is also involved with several civic and community organizations.

        David Levinsohn.    David Levinsohn, 74, has served as a member of our Board of Directors since July 1996. Mr. Levinsohn was the President and Chief Executive Officer of Sherman Oaks Health Systems, Inc. d/b/a Sherman Oaks Hospital and Medical Center from March 1995 until December 2007. Prior to being named to those positions, Mr. Levinsohn served as the Chief Operating Officer of Sherman Oaks Health Systems since May 1994. From November 1993 to May 1994, Mr. Levinsohn was the Vice President of Encino Tarzana Medical Center. From 1989 until November 1993, Mr. Levinsohn was Executive Director of Sherman Oaks Hospital.

        Jeereddi Prasad, M.D.    Jeereddi Prasad, M.D., 61, was appointed as a member of our Board of Directors effective June 1, 2007 in connection with our acquisition of the ProMed group of companies, which include a management services organization, or MSO, and two independent physician associations, or IPAs, based in Southern California. Dr. Prasad served as the President of each of the ProMed group entities from 1994 (2002 in the case of Upland Medical Group) until their acquisition by the Company, and he has continued to serve as the President of Upland Medical Group following the ProMed acquisition. Since 1991, Dr. Prasad has also served as the President and Medical Director of Chaparral Medical Group, Inc., a fifty physician multi-specialty group that he founded in Southern

California, within which he created a strong Endocrinology Department that is an ADA Certified Center of Excellence for Diabetic Education. Dr. Prasad completed his Endocrinology Fellowship at Bellevue/ NYU Medical Center in 1978. He is board certified in Endocrinology and Internal Medicine and is a Fellow of both the American College of Endocrinologists and American College of Physicians.

        Glenn R. Robson.    Mr. Robson, 46, was appointed a member of our Board of Directors on August 8, 2007 in connection with our acquisition of Alta. Mr. Robson has served as Senior Vice President and Chief Strategy Officer of AECOM Technology Corporation since December 2006. Mr. Robson joined AECOM in May 2002 as Senior Vice President and Chief Financial Officer. AECOM Technology Corporation provides professional technical services, including consulting, planning, architecture, engineering, construction management, project management and environmental services, as well as management support services to government and commercial clients worldwide. Prior to joining AECOM, Mr. Robson worked at Morgan Stanley & Co. for twelve years, where he served most recently as a Managing Director in the investment banking division, and previously as a Principal and Vice President in the corporate finance department. Earlier in his career, Mr. Robson was a Business Analyst with McKinsey & Company. Mr. Robson received his bachelor's degree in economics from the Wharton School of the University of Pennsylvania, and a master's degree in business administration from Harvard Business School.

        Kenneth Schwartz, CPA.    Kenneth Schwartz, 73, has served as a member of our Board of Directors since June 1998. Mr. Schwartz served as a Director of Deloitte & Touche LLP from December 1990 to June 1998. Mr. Schwartz previously served as a member of the National Management Committee and Managing Partner of the Los Angeles office of Spicer & Oppenheimer.

Terms of Office

        Directors are elected annually by our stockholders and hold office until the next annual stockholders meeting and until a successor is elected and has qualified, subject to their earlier resignation, removal or death.

        Officers are elected by and serve at the discretion of our Board of Directors. They hold office until their successors are chosen and qualified, or until they resign or have been removed from office. The Board of Directors may appoint, or empower the Chief Executive Officer to appoint or terminate, such other officers and agents as the business of the Company may require, each of whom shall hold office for such period, and have such authority, and perform such duties as are provided in our Bylaws, or as the Board of Directors may from time to time determine.

THE BOARD OF DIRECTORS AND ITS COMMITTEES

Board Committee Membership

        Audit Committee.    The Audit Committee of our Board of Directors has direct authority to retain and terminate the Company's independent registered public accounting firm. The Audit Committee reviews with the independent registered public accounting firm the plans and results of the audit engagement, approves professional services provided by the independent registered public accounting firm, reviews independence of the firm, preapproves audit and non-audit fees and reviews the adequacy of our internal accounting controls. Mr. Schwartz is the Chairman of the Audit Committee, and Mr. Levinsohn and Mr. Robson serve as members of the Audit Committee.

        Compensation Committee.    The Compensation and Benefits Committee of our Board of Directors ("Compensation Committee") determines salaries and incentive compensation for our executive officers and, in consultation with our senior management, administers our employee benefits plans. Mr. Levinsohn is Chairman of the Compensation Committee, and Mr. Schwartz and Mr. Robson serve as members of the Compensation Committee.

        Corporate Governance and Nominating Committee.    The Corporate Governance and Nominating Committee identifies and recommends to the Board the nominees for election as directors at each annual meeting of stockholders, fills vacancies on the Board, develops and recommends to the Board corporate governance principles, and establishes evaluation procedures for the Board and its committees that conduct self-evaluation. Mr. Levinsohn serves as Chairman of the Corporate Governance and Nominating Committee. Mr. Schwartz and Mr. Robson serve as members of the Corporate Governance and Nominating Committee.

Disclosure Committee

        In addition to the committees of our Board of Directors set forth above, a Disclosure Committee has been established that meets quarterly and is composed of senior management from the Company and its subsidiaries that comprise the reportable segments. The purpose of the Disclosure Committee is to facilitate officer certification of the Company's financial information, internal controls and disclosures. The Committee assists the Company's Chief Executive Officer and Chief Financial Officer in fulfilling their responsibility for oversight of the accuracy and timeliness of the disclosures made by the Company.

Corporate Governance Guidelines

        The NYSE Alternext US has adopted rules that require listed companies to adopt governance guidelines covering certain matters, including director qualifications and responsibilities, director independence, access to management personnel, management succession, director compensation, continuing education and annual performance evaluations of the Board and directors. On January 17, 2006, the Corporate Governance and Nominating Committee of the Board recommended that the Board approve Corporate Governance Guidelines that are consistent with the NYSE Alternext US (the American Stock Exchange as of such date) rules, which the Board approved on January 18, 2006. The management of the Company, including its Chief Executive Officer, is not aware of any violation by the Company of any NYSE Alternext US corporate governance standard. A copy of the Corporate Governance Guidelines will be provided to any stockholder requesting it in writing. Requests should be addressed to Investor Relations, c/o Linda Hodges, Prospect Medical Holdings, Inc., at 10780 Santa Monica Boulevard, Suite 400, Los Angeles, CA 90025.

Lead Independent Director

        The independent members of our Board of Directors have named David Levinsohn as Lead Independent Director in accordance with Corporate Governance Guidelines approved by the Corporate Governance and Nominating Committee of the Board. The Lead Independent Director's duties include presiding at executive sessions of the Board's independent directors and facilitating communication by stockholders and employees with the independent directors and facilitating communication between the independent directors and other members of the Board.

Independent Directors

        A majority of the members of our Board of Directors are independent in accordance with the standards of NYSE Alternext US. The independent members of the Board are David Levinsohn, Kenneth Schwartz and Glenn Robson.

        The members of the Audit Committee, the Compensation Committee and the Corporate Governance and Nominating Committee of the Board are all independent under the standards established by NYSE Alternext US.

Independence Determinations

        No director will be deemed to be independent unless the Board affirmatively determines that the director has no material relationship with the Company, directly or as an officer, stockholder or partner of an organization that has a material relationship with the Company. The Board consults with the Company's legal counsel to ensure that the Board's determinations are consistent with all relevant securities and other laws and regulations regarding the definition of "independent," including those set forth in SEC rules and regulations and pertinent listing standards of NYSE Alternext US, as in effect from time to time.

        In its annual review of director independence, the Board considers all commercial, banking, consulting, legal, accounting, charitable or other business relationships that any director may have with the Company. As a result of its annual review, the Board has determined that all directors, with the exception of Mr. Lee and Dr. Prasad are independent for NYSE Alternext US purposes. These directors are not independent because they each serve as officers of the Company or one or more subsidiaries or affiliates of the Company.

        The Company's independent directors meet in regularly scheduled and ad hoc executive sessions at which only independent directors are present. The Lead Independent Director presides over the executive sessions. Persons interested in communicating with the independent directors with concerns or issues may address correspondence to a particular director, or to the independent directors generally, as follows: Corporate Governance and Nominating Committee c/o Prospect Medical Holdings, Inc., 10780 Santa Monica Blvd., Suite 400, Los Angeles, CA 90025. If no particular director is named, letters will be forwarded, depending on the subject matter, to the Lead Independent Director or to the Chair of the Audit, Compensation, or Corporate Governance and Nominating Committee.

Activities of the Board of Directors and its Committees

        Our Board met fourteen times in fiscal 2008. The Audit Committee met thirteen times, the Compensation Committee met seven times, and the Corporate Governance and Nominating Committee met one time during fiscal 2008. Each member of our Board attended 75% or more of all Board and applicable committee meetings held in fiscal 2008.

        Our bylaws provide that committees of directors may be established by resolution adopted by the Board, with such powers and duties as may be prescribed by the Board, except for the power to amend the bylaws or adopt or recommend to stockholders any matter required to be submitted to stockholders for approval or that otherwise requires stockholder approval under Delaware law, which powers and authority are retained by the Board under the bylaws. In this connection, the Board has established the following committees of the Board: (1) Audit Committee, (2) Compensation Committee and (3) Corporate Governance and Nominating Committee. Each of the committees has authority to engage legal counsel and other experts or consultants as it deems appropriate to carry out its responsibilities.

        The Corporate Governance and Nominating Committee recommends directors for each committee and a majority of the Board selects the directors to serve on these committees.

Audit Committee

        The Audit Committee assists the Board in fulfilling its legal and fiduciary obligations with respect to matters involving the accounting, auditing, financial reporting, internal control and legal compliance functions of the Company and its subsidiaries. The Audit Committee operates under a written charter adopted by the Board, a copy of which is available on our website at

www.prospectmedicalholdings.com. Under its charter, the Audit Committee, among other things, is directed and has authority to:

  •
  Retain and terminate the Company's independent registered public accounting firm, and to propose the ratification of the independent registered public accounting firm by the stockholders at the annual meeting of stockholders,

  •
  Review the scope, cost and results of the independent audit of the Company's books and records,

  •
  Discuss the results of the annual audit and results of quarterly reviews of financial statements with management and the independent registered public accounting firm and the adequacy of the Company's accounting, financial and operating controls including the effectiveness of internal controls over financial reporting,

  •
  Review the performance of and assess the qualifications of the independent registered public accounting firm and make annual recommendations to the Board regarding the appointment or removal of the independent registered public accounting firm,

  •
  Monitor the rotation of partners of the independent registered public accounting firm on the Company's audit engagement team as required by law,

  •
  Establish procedures as required by applicable law for the receipt, retention and treatment of complaints received by the Company regarding internal accounting controls or auditing matters,

  •
  Review the financial statements to be included in the Annual Report on Form 10-K, and other periodic and current reports,

  •
  Pre-approve all audit services and permitted non-audit services performed by the independent registered public accounting firm and outsourced internal auditors,

  •
  Review the Company's financial plans and operating results,

  •
  Oversee the Company's internal audit programs,

  •
  Prepare or direct the preparation of the audit committee report to be included in the Company's annual proxy statement,

  •
  Meet privately (without members of management present) and separately with each of the internal auditors and the independent registered public accounting firm at least annually, and

  •
  Oversee the implementation of the Company's ethics program and adherence to our code of ethics.

        Each member of the Audit Committee meets the independence requirements of NYSE Alternext US, the Securities Exchange Act of 1934, as amended, or the Exchange Act, and our Corporate Governance Guidelines. Each member of our Audit Committee is financially literate, knowledgeable and qualified to review financial statements. The "audit committee financial expert" designated by the Board is Mr. Schwartz.

Compensation Committee

        The Compensation Committee provides general oversight regarding the overall strategy, goals and objectives of our broad-based employee compensation and benefit plans and practices and provides specific oversight regarding the strategy, goals and objectives of our compensation and benefit plans applicable to senior executives and Employee Retirement Income Security Act, or ERISA, qualified employee benefit plans. The Compensation Committee operates under a written charter adopted by the

Board, a copy of which is available on our website at www.prospectmedicalholdings.com. Under its charter, the Compensation Committee is directed and has authority, among other things, to:

  •
  Establish and periodically review the Company's senior executive compensation and benefits plans,

  •
  Periodically review the Company's senior executive incentive-compensation and equity-based plans,

  •
  Establish and review the compensation and benefits for the Company's executive officers, including the highest ranking employee executive of the Company (the "principal executive officer"),

  •
  Evaluate annually the performance of the principal executive officer in light of the goals and objectives of the Company's executive compensation and benefit plans,

  •
  Administer the stock and other equity-based incentive compensation plans (other than the director plans, except to the extent empowered by the Board), and

  •
  Periodically review, on a general policy-level basis, the Company's various broad-based compensation plans and other employee benefit plans.

        Each member of the Compensation Committee is a "non-employee director" as defined under Rule 16b-3 of the Exchange Act. Each member of the Compensation Committee is also an "outside director" as defined under Section 162(m) of the Internal Revenue Code of 1986.

Corporate Governance and Nominating Committee

        The Corporate Governance and Nominating Committee recommends to the Board individuals qualified to serve as directors and on committees of the Board and advises the Board with respect to Board composition, procedures and committees. The Corporate Governance and Nominating Committee also develops and recommends to the Board the corporate governance guidelines applicable to the Company and oversees the evaluation of the Board and management. The Corporate Governance and Nominating Committee operates under a written charter adopted by the Board, a copy of which may be viewed on the Company's website at www.prospectmedicalholdings.com. Under its charter, the Corporate Governance and Nominating Committee, among other things, is directed and has authority to:

  •
  Establish criteria for selecting new directors,

  •
  Evaluate and recruit Board candidates, including candidates recommended by stockholders,

  •
  Review the performance and contributions of each committee and the Board as a whole, at least annually, and recommend areas of improvement to the Board,

  •
  Annually review the performance of each Board member to determine whether it is desirable for such Board members to continue to serve on the Board based upon the designated functional needs of the Board and any change in the responsibilities of a particular Board member,

  •
  Make recommendations to the Board regarding the need for any change in the Board representation or committee structure,

  •
  Recommend the establishment or elimination of committees and nominating members and chairs of committees,

  •
  Establish a selection process for new Board members and recommend to the Board director nominees for election by the stockholders or appointment by the Board, as the case may be,

  •
  Develop and recommend to the Board a set of corporate governance guidelines for the Company,

  •
  Establish and implement self-evaluation procedures for the Board and its committees, and

  •
  Periodically review with the Chairman of the Board and the Chief Executive Officer the succession plans relating to positions held by senior executive officers of the Company and make recommendations to the Board of Directors with respect to the selection of individuals to occupy these positions.

        The Corporate Governance and Nominating Committee believes that candidates for director should have certain minimum qualifications, including being financially literate under SEC rules and regulations and NYSE Alternext US listing standards, being over 21 years of age and having the highest personal integrity and ethics. The Corporate Governance and Nominating Committee will consider a candidate's experience, knowledge, skills, expertise, integrity, diversity, ability to make independent analytical inquiries, understanding of the Company's business environment and willingness to devote adequate time and effort to Board responsibilities, among other factors, in assessing a candidate. The Committee retains the right to modify these qualifications from time to time. Director candidates are reviewed in the context of the current composition of the Board, the operating requirements of the Company and the long-term interests of stockholders. In the case of incumbent directors, the Committee reviews each director's overall service to the Company during his or her term, including the number of meetings attended, level of participation, quality of performance, and any other relationships and transactions that might impair the director's independence. In the case of new director candidates, the Committee also makes the initial determination of whether the nominee must be independent for NYSE Alternext US purposes, which determination is based upon applicable NYSE Alternext US listing standards, applicable SEC rules and regulations and the advice of legal counsel, if necessary. The Committee then compiles a list of potential candidates and conducts any appropriate inquiries into the backgrounds and qualifications of possible candidates. The Committee then meets to discuss and consider such candidates' qualifications and selects a nominee for recommendation to the Board by majority vote. To date, the Committee has not received or rejected a timely director nominee from a stockholder, or group of stockholders, holding more than 5% of our voting stock.

        The Corporate Governance and Nominating Committee will consider director candidates recommended by stockholders. Stockholders who wish to recommend individuals for consideration by the Committee to become nominees for election to the Board may do so by delivering a written recommendation to the Corporate Governance and Nominating Committee c/o Prospect Medical Holdings, Inc., 10780 Santa Monica Blvd., Suite 400, Los Angeles, CA 90025, at least 120 days prior to the anniversary date of the mailing of the Company's proxy statement for the last annual meeting of stockholders (or a reasonable time before the Company begins to print and mail proxy materials where the prior year's annual meeting was not held or was held more than 30 days after the anniversary of the meeting held during the year preceding such prior year). Submissions must include the full name of the proposed nominee, a description of the proposed nominee's business experience for at least the previous five years, complete biographical information and a description of the proposed nominee's qualifications as a director. Any such submission must be accompanied by the written consent of the proposed nominee to be named as a nominee and to serve as a director if elected.

CODE OF ETHICS

        Based upon the advice and recommendation of the Audit Committee, the Board of Directors has adopted a financial code of ethics that applies to our senior financial officers, including the principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. The financial code of ethics addresses conflicts of interest, corporate opportunities, confidentiality, protection and proper use of Company assets, financial disclosure and reporting, maintenance of books and records and compliance with laws, rules and regulations. The Financial Code of Ethics is on our website at www.prospectmedicalholdings.com and is available in print to any stockholder that requests it in writing. Requests should be addressed to Investor Relations, c/o Linda Hodges, Prospect Medical Holdings, Inc., 10780 Santa Monica Blvd., Suite 400, Los Angeles, CA 90025.

        The Board of Directors has also adopted a Code of Business Conduct and Ethical Business Practice which applies to all officers, employees and directors of the Company. The Code of Business Conduct and Ethical Business Practice is on our website at www.prospectmedicalholdings.com and is available in print to any stockholder that requests it in writing. Requests should be addressed to Investor Relations, c/o Linda Hodges, Prospect Medical Holdings, 10780 Santa Monica Blvd., Suite 400, Los Angeles, CA 90025.

        The Financial Code of Ethics and the Code of Business Conduct and Ethical Business Practice contain written standards that are intended to deter wrongdoing and to promote honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships; full, fair, accurate, timely, and understandable disclosure in reports and documents that the Company files with, or submits to, the SEC and in other public communications made by the Company; compliance with applicable governmental laws, rules and regulations; the prompt internal reporting of violations of these standards to the Audit Committee or Corporate Compliance Officer; and accountability for adherence to these standards.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Under the Securities Exchange Act of 1934, as amended, our directors, certain officers, and any persons holding more than 10% of any class of our equity securities are required to report their ownership of our equity securities and any changes in that ownership to the Securities and Exchange Commission and any exchange or quotation system on which our securities are listed or quoted. Specific due dates for these reports have been established and we are required to report any failure to file such reports on a timely basis. Based solely on a review of copies of reports filed with the SEC, we believe that all persons required to file such reports complied with the filing requirements applicable to them for the fiscal year ended September 30, 2008, with the exception that one Form 4 report, that was related to one transaction which occurred on August 15, 2008, was filed late for Mike Heather on August 21, 2008.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

        All reportable related party transactions have been disclosed in the Executive Compensation section of this proxy statement.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Amount and Nature of Shares of Common Stock Beneficially Owned

        The following table shows how much of our Common Stock is beneficially owned as of January 23, 2009 by directors, director nominees, named executive officers (as set forth in the Summary Compensation Table below), directors and executive officers as a group, and beneficial owners of more than 5% of our class of Common Stock.

Name	Number of Shares Owned(1)		Right to Acquire(2)	Total Shares Beneficially Owned(3)	Percent of Class(4)
Samuel S. Lee	5,125,768		1,478,125	6,603,893	29.9
Mike Heather	133,333	(5)	306,333	439,666	2.1
Donna Vigil	24,776		64,000	88,776	0.4
Jacob Y. Terner, M.D.(6)	1,085,518	(7)	350,000	1,435,518	6.9
Catherine Dickson(8)	23,109		-0-	23,109	0.1
David A. Levinsohn	141,211	(9)	140,000	281,211	1.4
Kenneth Schwartz	58,035		140,000	198,035	1.0
Jeereddi Prasad, M.D.	395,434		-0-	395,434	1.9
Glenn R. Robson	36,000	(10)	-0-	36,000	0.2
All Directors and Executive Officers as a Group (10 persons)(11)	7,066,564		2,497,124	9,563,688	41.5
David & Alexa Topper Family Trust, U/D/T September 29, 1997 (the "Trust")(12)	5,125,768		66,667	5,192,435	25.3

(1)
Except as indicated otherwise, each holder has sole voting and investment power over the shares listed in the table, except to the extent they share that power with their spouse. Except as otherwise stated, the address of each person in the table is c/o General Counsel, 10780 Santa Monica Blvd., Suite 400, Los Angeles, CA 90025.

(2)
These are shares which the holders have the right to acquire within 60 days through the exercise of outstanding options or warrants. As such, the holders are deemed to beneficially own these shares even though they are not outstanding.

(3)
Total of shares in column one and column two.

(4)
Calculated based on a total of 20,575,111 shares outstanding on January 23, 2009.

(5)
Does not includes 66,667 restricted shares issued under the Company's 2008 Omnibus Equity Incentive Plan that will vest on June 14, 2009.

(6)
Dr. Terner resigned as our Chief Executive Officer effective March 19, 2008. Effective May 12, 2008, he resigned as our Executive Chairman and as a member of our Board of Directors, as well as from all other positions held with our subsidiaries. Dr. Terner resigned, effective August 8, 2008, as the nominee shareholder of Prospect Medical Group and as an officer and director of Prospect Medical Group. Dr. Terner also resigned from all officer and director positions with all of our other affiliated physician organizations, effective August 8, 2008. Dr. Terner's share ownership is included in the table because he is the beneficial owner of more than 5% of our Common Stock and because he served as Chief Executive Officer during part of our 2008 fiscal year and is therefore included as a "named executive officer" in the Summary Compensation Table for fiscal 2008.

(7)
Beneficial ownership of all 1,085,518 shares of common stock is shared by Jacob Y. Terner and Sandra W. Terner as co-trustees of the Terner Family Trust.

(8)
Ms. Dickson resigned from all of her positions with the Company on August 25, 2008. Ms. Dickson is included in the table because she is a "named executive officer" in the Summary Compensation Table for fiscal 2008.

(9)
Beneficial ownership of 30,211 shares of common stock is held by David Levinsohn as trustee of the Levinsohn Revocable Family Trust.

(10)
Beneficial ownership is held by Glenn R. Robson as trustee of the Robson Family Trust established November 19, 2001.

(11)
Includes two named executive officers, Jacob Y. Terner, M.D. and Catherine Dickson, who no longer serve as executive officers of the Company. In addition to the directors and executive officers named individually in this table, one additional executive officer is included as a member of this group who holds a total of 43,380 shares of common stock and has the right to acquire a total of 18,666 shares of common stock through the exercise of outstanding options within the next 60 days.

(12)
Securities held by the Trust are beneficially owned by David R. Topper and Alexa Topper as trustees and settlors of the Trust.

EXECUTIVE COMPENSATION

Summary Compensation Table

        The following table sets forth certain information regarding compensation paid or earned for all services rendered to the Company in all capacities during the fiscal year ended September 30, 2008 by our principal executive officer and our two other most highly compensated executive officers at the end of our fiscal year ended September 30, 2008. The table also provides compensation information for two other individuals who served as executive officers during part of that fiscal year for whom disclosure would have been required but for the fact that the individuals were not serving as executive officers at the end of the fiscal year. These five executive officers are referred to as the named executive officers in this proxy statement.

SUMMARY COMPENSATION TABLE

Name and Principal Position	Year	Salary ($)	Bonus ($)		Stock Awards ($)(6)		Option Awards ($)(6)	All Other Compensation ($)(7)		Total ($)
Samuel S. Lee. Principal Executive Officer(1)	2008 2007	631,479 90,247	1,021,000 -0-	(8)	-0- -0-		649,531 -0-	37,192 593		2,339,202 90,840
Mike Heather Chief Financial Officer(2)	2008 2007	350,000 230,301	100,000 -0-	(9)	320,000 -0-	(10)	8,455 11,273	13,056 8,710		791,511 250,284
Donna Vigil Vice President of Finance(3)	2008 2007	175,000 160,000	-0- -0-		-0- -0-		9,130 11,867	8,177 7,077		192,307 178,944
Jacob Y. Terner, M.D. Former Principal Executive Officer(4)	2008 2007	248,941 300,137	-0- -0-		-0- -0-		-0- -0-	84,415 21,897	(11)	333,356 322,034
Catherine Dickson Former President and Chief Operating Officer(5)	2008 2007	254,757 235,342	-0- -0-		-0- -0-		10,235 13,647	4,227 5,727		269,219 256,417

(1)
Pursuant to the Second Amendment to Executive Employment Agreement, dated July 8, 2008, among the Company, Alta and Mr. Lee, the annual base salary of Mr. Lee was increased, retroactively to March 19, 2008, from $610,000 to $650,000.

(2)
On January 17, 2007, Mr. Heather's annual base salary was increased from $180,000 to $225,000. Effective July 17, 2007, Mr. Heather's annual base salary was further increased to $350,000. On July 17, 2007, the Compensation Committee of the Board of Directors approved a grant of 200,000 shares of restricted stock for issuance to Mr. Heather which became effective on August 15, 2008, following the approval of the 2008 Omnibus Equity Incentive Plan by our stockholders at the 2008 Annual Meeting of Stockholders held on August 13, 2008.

(3)
Effective October 1, 2007, Ms. Vigil's annual base salary was increased from $160,000 to $175,000.

(4)
On January 17, 2007, Dr. Terner's annual base salary was increased from $250,000 to $300,000. Effective August 8, 2007, Dr. Terner's annual base salary was further increased to $400,000. Effective March 19, 2008, Dr. Terner resigned as our Chief Executive Officer. Effective May 12, 2008, he resigned as our Executive Chairman and as a member of our Board of Directors, as well as from all other positions held with our subsidiaries. Dr. Terner resigned, effective August 8, 2008, as the nominee shareholder of Prospect Medical Group and as an officer and director of Prospect Medical Group. Dr. Terner also resigned from all officer and director positions with all of our other affiliated physician organizations, effective August 8, 2008.

(5)
On August 25, 2008, Catherine Dickson resigned as a member of our Board of Directors, as our President and Chief Operating Officer, and from all other positions held with our subsidiaries, including as President and Chief Executive Officer of our subsidiary, Prospect Medical Systems, Inc. ("PMS"). Pursuant to the Severance and Release Agreement, entered into between the Company and Ms. Dickson, dated December 22, 2008, we agreed to pay Ms. Dickson a total of $67,500, payable in six equal monthly payments beginning in January 2009.

(6)
The amounts in this column represent the proportionate amount of the total fair value of stock awards (in the case of the column titled "Stock Awards"), or option awards (in the case of the column titled "Option Awards"), recognized by us as an expense in 2007 and 2008 for financial accounting purposes. The fair value of these awards and the amounts expensed in 2007 and 2008 were determined in accordance with Financial Accounting Standards Board Statement of Financial Accounting Standards No. 123 (revised 2004) Share-Based Payment (FAS 123R). The assumptions we use in calculating these amounts are discussed in Note 10, "Stock Transactions and Option Plans," to the Consolidated Financial Statements.

(7)
All Other Compensation includes a 401(K) match provided as part of our deferred compensation plan that covers Company employees and other standard perquisites provided to a certain level of Company executives, life insurance premiums paid by the Company for all named executives, and with respect to Mr. Lee, expense reimbursement for medical and dental insurance premiums totaling $26,628 in fiscal 2008 and expense reimbursements for a car allowance totaling $8,400 in fiscal 2008.

(8)
Pursuant to the Second Amendment to Executive Employment Agreement, dated July 8, 2008, among the Company, Alta and Mr. Lee, a one-time bonus in the amount of $425,000 was awarded to Mr. Lee in consideration of the extraordinary services that he provided in connection with the turnaround efforts that he implemented on behalf of the Company in fiscal 2008. In accordance with his employment agreement dated August 8, 2007, the Company's Compensation Committee awarded an annual discretionary bonus to Mr. Lee in the amount of $346,000 for his services during fiscal 2008 and a performance bonus in the amount of $250,000 for his achievement of an EBITDA target at Alta during fiscal 2008.

(9)
The Company's Compensation Committee awarded an annual discretionary bonus to Mr. Heather in the amount of $100,000 for his services during fiscal 2008.

(10)
On August 15, 2008, following stockholder approval, Mr. Heather received 200,000 shares of restricted stock awarded under our 2008 Omnibus Equity Incentive Plan. Two-thirds of the shares were vested at the time of issuance and the final third will vest on June 14, 2009.

(11)
Pursuant to Dr. Terner's employment agreement, following Dr. Terner's resignation from the Company (as set forth in Note 4 above) we agreed to pay to Dr. Terner's family trust the sum of $19,361.10 each month during the twelve-month period ending April 30, 2009 and the sum of $42,694.45 each month during the twenty-four month period ending April 30, 2011, for the total sum of $1,257,000. Of this amount, $77,444 was paid and included in salary during fiscal 2008. Prior to his resignation, Dr. Terner received expense reimbursements for a car allowance totaling $6,911 during the fiscal year ended September 30, 2008.

Outstanding Equity Awards as of September 30, 2008

        The following table provides information regarding unexercised stock options or other equity awards for each of the named executive officers outstanding as of September 30, 2008.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR END

			Option Awards				Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable		Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares of Stock That Have Not Vested (#)	Market Value of Shares of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares That Have Not Vested (#)		Equity Incentive Plan Awards: Market or Pay-out Value of Shares That Have Not Vested ($)
Samuel S. Lee.	833,333 128,789 37,878	(1) (5) (5)	622,917 257,577 75,756	0 0 0	2.40 2.40 2.64	8/20/2013 8/20/2013 8/20/2013	N/A	N/A	N/A			N/A
Mike Heather	300,000 6,333 N/A	(3) (2)	0 3,167 N/A	0 0 N/A	5.00 5.20 N/A	(Note 3) 5/30/2012 N/A	N/A N/A	N/A N/A	N/A 66,667	(6)	$	N/A 166,668
Donna Vigil	0 8,333 24,000 6,667 25,000	(5) (2) (2) (2) (2)	10,000 0 0 3,333 0	0 0 0 0 0	2.40 4.97 5.00 5.20 6.45	8/20/2013 9/30/2010 5/7/2009 5/30/2012 11/9/2009	N/A	N/A	N/A			N/A
Jacob Y. Terner, M.D.	350,000 0	(4) (7)	0	0	3.00	6/1/2009	N/A	N/A	N/A			N/A
Catherine Dickson	0	(7)	0	0	N/A	N/A	N/A	N/A	N/A			N/A

(1)
On August 20, 2008, Mr. Lee received non-qualified stock options outside our stock option plans. The options vested or will vest 833,333 on the date of grant, 311,459 on March 19, 2009, and 311,458 on March 19, 2010.

(2)
These options were granted under our 1998 Stock Option Plan and vest pro-rata over 3 years, including the date of grant (the requisite service period). Options issued under our 1998 Stock Option Plan have a 5-year term.

(3)
On April 8, 2004, Mike Heather received non-qualified stock options outside our stock option plans. These options vested over a three year period and expire three years after the date of his termination/resignation from the Company.

(4)
On June 1, 2003, Dr. Terner received non-qualified stock options outside our stock option plans. These options were fully vested on the date of grant and expire on June 1, 2009.

(5)
These options were granted under our 2008 Omnibus Equity Incentive Plan. Of a total of 500,000 options awarded to Mr. Lee, 113,634 options were issued as incentive stock options and 386,366 options were issued as non-qualified stock options. These options have vested or will vest one-third on the date of grant, one-third on March 19, 2009, and one-third on March 19, 2010. All of the 10,000 options issued to Ms. Vigil were awarded as incentive stock options and will vest one-third on August 20, 2009, one-third on August 20, 2010, and one-third on August 20, 2011. Options issued under our 2008 Omnibus Equity Incentive Plan have a 5-year term.

(6)
On August 15, 2008, following stockholder approval, Mr. Heather received 200,000 shares of restricted stock awarded under our 2008 Omnibus Equity Incentive Plan. Two-thirds of the shares were vested at the time of issuance and the final third will vest on June 14, 2009.

(7)
In accordance with our 1998 Stock Option Plan and a NQSO Stock Option Agreement between the Company and Ms. Dickson, certain options previously granted to Dr. Terner and Ms. Dickson in connection with their employment with the Company expired ninety (90) days after the termination of their employment.

Employment Arrangements

        On August 8, 2007, in satisfaction of a condition to the closing of our acquisition of Alta, we entered into an employment agreement with Samuel S. Lee, who is our Chief Executive Officer, the Chairman of our Board of Directors and a beneficial owner of more than 10% of our class of Common Stock. The employment agreement was amended effective as of March 19, 2008 and July 8, 2008. Under the employment agreement, as amended, Mr. Lee is entitled to a base annual salary of $650,000, discretionary and performance based annual bonuses, and participation in any employee benefit and fringe benefit plans and programs available to other executives of the Company as well as any executive equity incentive plan adopted by the Board of Directors. Mr. Lee's employment agreement has a term of five years. The agreement is subject to termination at any time, but if termination is without cause Mr. Lee will be entitled to receive an aggregate lump sum payment in an amount equal to the sum of (i) base salary for the balance of the term of the agreement or for a period of three years, whichever is less; (ii) accrued but unused vacation, paid time off or other compensation; (iii) pro-rata bonus payments; and (iv) incurred but unpaid reimbursement for business expenses. The agreement also includes non-compete provisions.

        Effective April 19, 2004, the Company entered into an employment agreement with our Chief Financial Officer, Mike Heather. The employment agreement provides for a minimum one-year term and provides for an initial salary of $180,000 per year. Under the agreement, Mr. Heather was awarded options to purchase 300,000 shares of common stock, at $5.00 per share, as part of his employment compensation. The options vested over a three year period and expire three years after the date of his termination/resignation from the Company. On January 17, 2007, the Compensation Committee increased Mr. Heather's annual base salary from $180,000 to $225,000. Effective July 17, 2007, Mr. Heather's annual base salary was further increased to $350,000.

        On June 1, 2007, in satisfaction of a condition to the closing of our acquisition of the ProMed group, we entered into an employment agreement with Dr. Jeereddi Prasad, who is a Director of the Company, under which he agreed to continue to serve as the President of each of the ProMed entities for a base annual salary of $300,000, an automobile allowance of $1,300 per month, participation in any employee fringe benefit plans and programs available to other executives of the Company. The employment agreement also provides that Dr. Prasad will receive annual incentive bonuses if certain performance standards are met by the ProMed entities. Dr. Prasad's employment agreement has an initial term of three years, which will renew automatically for successive one-year periods subject to prior written notice of non-renewal from either party at least ninety days prior to the expiration of the initial term or any renewal term. The agreement is subject to termination at any time, but if termination is without cause Dr. Prasad will be entitled to continue receiving compensation as provided for under the agreement for the balance of the term of the agreement or for a period of six months, whichever is greater, as though he were continuing to perform services under the agreement. In connection with the employment agreement, Dr. Prasad also entered into a non-compete agreement with the Company and Prospect Medical Group.

        The Company had an employment agreement with Jacob Y. Terner, M.D. that expired on August 1, 2008 and provided for base compensation (most recently $400,000 per year) and further provided that if the Company terminated Dr. Terner's employment without cause, the Company would be required to pay him $12,500 for each month of past service as the Chief Executive Officer, commencing as of July 31, 1996, up to a maximum of $1,237,500. Dr. Terner resigned as the Chief Executive Officer of the Company effective March 19, 2008 and resigned as the Chairman of the Board of Directors effective May 12, 2008. In consideration of Dr. Terner's resignation and other promises in his resignation agreement, the Company agreed to pay to his family trust the sum of $19,361.10 each month during the twelve-month period ending on April 30, 2009 and the sum of $42,694.45 each month during the twenty-four month period ending on April 30, 2011, for the total sum of $1,257,000, which amount was recorded as a general and administrative expense in the third quarter of fiscal 2008.

Dr. Terner continued to serve temporarily as the sole shareholder, sole director and Chief Executive Officer of Prospect Medical Group and its subsidiary physician organizations until a suitable replacement was found. Dr. Arthur Lipper currently serves as the nominee shareholder of the Company's affiliated physician organizations.

        The Company entered into a Severance and Release Agreement, dated December 22, 2008, with Catherine Dickson, our former President and Chief Operating Officer. The agreement provides for the Company to pay a total of $67,500 to Ms. Dickson, payable in six equal monthly payments beginning in January 2009. Additionally, the agreement contains certain customary releases and non-solicitation and non-disparagement provisions.

Director Compensation

        The following table summarizes the compensation of each of our directors who is not also a named executive officer for their service as a director for the fiscal year ended September 30, 2008.

DIRECTOR COMPENSATION

Name	Fees Earned or Paid in Cash ($)(1)	Stock Awards ($)(2)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings	All Other Compensation ($)	Total ($)
David Levinsohn	37,275	15,000	-0-	N/A	N/A	N/A	52,275
Kenneth Schwartz, CPA	75,400	15,000	-0-	N/A	N/A	N/A	90,400
Glenn R. Robson	29,625	15,000	-0-	N/A	N/A	N/A	44,625
Jeereddi Prasad, M.D.(3)	-0-	-0-	-0-	N/A	N/A	N/A	-0-
Gene E. Burleson(4)	37,400	15,000	-0-	N/A	N/A	N/A	52,400
Joel S. Kanter(5)	30,650	15,000	-0-	N/A	N/A	N/A	45,650

(1)
Reflects cash compensation earned for the fiscal year ended September 30, 2008. Non-employee directors are paid $750 for each meeting of the Board of Directors they attend and $375 for each Board committee meeting they attend. For his service as Audit Committee Chairman, Mr. Schwartz is entitled to receive an additional fee of $12,000 per year and, during the fiscal year ended September 30, 2008, Mr. Schwartz received an additional payment of $25,000 for unusual one-time services performed as Audit Committee Chairman. For his service as Compensation Committee Chairman, Mr. Levinsohn is entitled to receive an additional fee of $6,000 per year. Mr. Levinsohn was appointed as Compensation Committee Chairman on September 16, 2008 and he received a pro rata portion of such fee for fiscal 2008.

(2)
On September 10, 2008, each of the non-employee directors was awarded 6,000 shares of Restricted Stock issued under the Company's 2008 Omnibus Equity Incentive Plan. All of such shares of Restricted Stock vested on September 30, 2008.

(3)
Dr. Prasad receives compensation for his service as President of one of our affiliated physician organizations. He receives no compensation for his service as a director of the Company.

(4)
Mr. Burleson resigned from the Company's Board of Directors effective on September 13, 2008.

(5)
Mr. Kanter resigned from the Company's Board of Directors effective on September 15, 2008.

Director Compensation Policy

        Under the Company's compensation structure for the fiscal year ended September 30, 2008, independent directors received $750 for each meeting of our Board of Directors that they attend. The members of our Audit Committee and Compensation Committee received $375 for each committee meeting they attend. On September 10, 2008, each of our outside directors was awarded 6,000 shares of the Company's restricted stock issued under its 2008 Omnibus Equity Incentive Plan. Such restricted stock was fully vested as of September 30, 2008.

        Our Board of Directors has engaged the services of certain compensation consultants to assist them in their determination of the appropriate compensation for the services of the Board's independent directors. Among other related information, the consultants have provided the Company with comparative analyses between compensation levels at different companies that are comparable to the Company in terms of size, revenue, industry and situation. In the fiscal year ended September 30, 2007, WNB Consulting, Inc. provided such services to the Board of Directors. In fiscal year ended September 30 2008, the Board engaged the executive and director compensation consulting services of Lockton Companies, LLC ("Lockton"). Under the engagement, Lockton will provide the Company with executive and director pay comparisons between the Company and similar companies, related information and executive and director pay recommendations that will be taken into consideration in the determination of the appropriate compensation for the Board's independent directors.

 AUDIT COMMITTEE REPORT

        The Audit Committee is composed of the three directors named below. Each member of the Committee is an independent director as defined under the listing standards of NYSE Alternext US. The Committee operates under a written charter. The Committee held thirteen meetings in fiscal 2008. During these meetings, the Committee reviewed and discussed with management and the Company's independent registered public accounting firm, the Company's consolidated financial statements, including its audited consolidated financial statements for the year ended September 30, 2008, and financial reporting process, including the system of internal controls over financial reporting and significant accounting policies applied by the Company. BDO Seidman, LLP has served as the Company's independent registered public accounting firm since September 2, 2008, after they replaced Ernst & Young LLP, or E&Y. Information regarding the change of independent registered public accounting firm is disclosed below under "Proposal 2: Ratification of Selection of Independent Registered Public Accounting Firm." The Audit Committee is directly responsible for the appointment, compensation, retention and oversight of the work of our auditors. The Committee regularly meets in executive session with the auditors, with and without management present, to discuss the results of their examinations, evaluations of the Company's internal controls and the overall quality of the Company's financial reporting.

        Management has primary responsibility for the financial statements and financial reporting process. The Company's independent registered public accounting firm is responsible for expressing an opinion on the conformity of the Company's financial statements with U.S. generally accepted accounting principles. The Committee discussed with BDO Seidman, LLP and E&Y the scope and plan for its audits, as well as the matters that are required to be discussed by Statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1 AU section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T. BDO Seidman, LLP and E&Y provided the Committee with the written disclosures and the letters required by applicable requirements of the Public Company Accounting Oversight Board regarding the auditors' communications with the Committee concerning independence, and the Committee discussed with its auditors their independence from the Company. The Committee also considered the nature and scope of the non-audit services provided by its auditors to the Company and the compatibility of these services with its auditors' independence. In October 2003, the Committee adopted a policy to pre-approve all audit and permitted non-audit services to be performed by the Company's independent registered public accounting firm.

        Based on the reviews and discussions referred to above, the Committee recommended to the Board of Directors, and the Board of Directors has approved, that the audited financial statements be included in the Company's Annual Report on Form 10-K for the year ended September 30, 2008. The Committee also appointed BDO Seidman, LLP as the Company's independent registered public accounting firm for fiscal 2009, and has recommended that such appointment be submitted to the Company's stockholders for ratification at the 2009 Annual Meeting of Stockholders.

                      January 29, 2009

                      The Audit Committee

                      Kenneth Schwartz, Chair
                      David Levinsohn
                      Glenn Robson

PRINCIPAL ACCOUNTANT FEES AND SERVICES

        The following table represents aggregate fees billed to us by Ernst & Young LLP for fiscal years ended September 30, 2007 and 2008. Audit fees relate to the audits of the respective fiscal years, notwithstanding when the fees were billed or when the services were rendered.

Name	2007 ($)		2008 ($)
Audit fees(1)	1,928,230		455,385
Audit related fees(2)	312,042	(3)	22,656
Tax fees(2)	110,024	(4)	101,000
All other fees(2)	1,500	(5)	—
Total fees	2,351,796		579,041

    (1)
    Includes fees and expenses related to the fiscal year audit of the consolidated financial statements, quarterly reviews and stand-alone audits of subsidiaries.

    (2)
    These fees were all pre-approved by the Audit Committee pursuant to Rule 2-01(c)(7)(i)(C) of Regulation S-X.

    (3)
    Includes fees and expenses for services rendered during the fiscal year in connection with due diligence assistance and related accounting consultation, Form 8-K/A filings related to acquisitions, and the independent investigation of the restatement of Alta's 2006 financial statements.

    (4)
    Includes fees for the review and/or preparation of income tax returns.

    (5)
    Annual subscription to EY On-Line, an accounting research tool.

        The following table represents aggregate fees billed to us by BDO Seidman, LLP for fiscal year ended September 30, 2008, notwithstanding when the fees were billed or when the services were rendered.

Name	2008 ($)
Audit fees(1)	500,000
Audit related fees(2)	0
Tax fees(2)	0
All other fees(2)	0
Total fees	500,000

    (1)
    Includes fees and expenses related to the fiscal year audit of the consolidated financial statements and stand-alone audits of subsidiaries.

    (2)
    These fees were all pre-approved by the Audit Committee pursuant to Rule 2-01(c)(7)(i)(C) of Regulation S-X.

        The Audit Committee's charter provides that the committee will pre-approve all audit services and permitted non-audit services to be performed for the Company by its independent registered public accounting firm. The Audit Committee may delegate authority to pre-approve audit services, other than the audit of the Company's annual financial statements, and permitted non-audit services to one or more committee members, provided that the decisions made pursuant to this delegated authority must be presented to the full committee at its next scheduled meeting. Pursuant to its charter, the committee has adopted procedures for the pre-approval of services by the Company's independent registered public accounting firm. The committee will, on an annual basis, retain the independent registered public accounting firm and pre-approve the scope of all audit services and specified audit-related services. The chair of the committee or the full committee must pre-approve the firm's review of any registration statements containing or incorporating by reference the firm's audit report and the provision of any related consent and the preparation and delivery of any comfort letters. The committee has pre-approved the independent registered public accounting firm's providing advice regarding isolated accounting and tax questions up to $30,000 per calendar quarter and services related to registration statements, periodic reports and filings in connection with securities offerings up to $30,000 per quarter. Any other permitted non-audit services must be pre-approved by either the chair or the full audit committee. In fiscal year 2008, 100 percent of the services provided to the Company by the independent registered public accounting firm were pre-approved in compliance with the policies described above.

PROPOSAL 2
RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

        The Audit Committee of the Company's Board has selected BDO Seidman, LLP as the Company's independent registered public accounting firm for the fiscal year ending September 30, 2009 and has further directed that management submit the selection of the Company's independent registered public accounting firm for ratification by its stockholders at the meeting.

        BDO Seidman, LLP audited our consolidated financial statements for the fiscal year ended September 30, 2008. We retained BDO Seidman, LLP to serve as our independent registered public accounting firm on September 2, 2008, following the dismissal of our former auditors, Ernst & Young LLP. Our Audit Committee approved the change in auditors on August 29, 2008.

        As previously disclosed, in connection with the audits of our financial statements for the fiscal years ended September 30, 2006 and 2007, and in the subsequent interim period through September 2, 2008 (the date when we dismissed our former auditors), there were no disagreements with the former auditors on any matter of accounting principles or practices, financial statement disclosure or auditing scope and procedure which, if not resolved to the satisfaction of the former auditors, would have caused them to make reference to the subject matter of the disagreement in connection with their report. Neither of the former auditor's reports on our consolidated financial statements for the fiscal years ended September 30, 2006 and September 30, 2007 contained an adverse opinion or disclaimer of opinion or was qualified or modified as to uncertainty, audit scope or accounting principles.

        In connection with their audit of our consolidated financial statements for the fiscal year ended September 30, 2007, the former auditors noted certain material weaknesses in our internal control over financial reporting, which we previously disclosed in our annual report on Form 10-K for the year ended September 30, 2007 and in subsequent reports filed with the Securities and Exchange Commission. The material weaknesses were identified following our acquisition of Alta Hospitals System, LLC, or Alta, on August 8, 2007 and related to certain material errors in the previously issued financial statements of Alta for its fiscal year ended December 31, 2006 and material adjustments that were required to be made to Alta's interim financial statements as of and for the six months ended June 30, 2007. As more fully described in the above-mentioned reports, the material weaknesses noted were in the areas of recording reimbursements due from third-party payors related to open cost report years; accounting for receivables from government disproportionate share programs; valuation of general hospital accounts receivable balances; a lack, at that time, of the necessary finance personnel at Alta with specific expertise to evaluate all appropriate data and accounting considerations related to these areas and knowledgeable personnel capable of overseeing and evaluating work performed by outside consultants working on Alta's behalf; and as a result of acquisitions completed in 2007, significant changes in our corporate and financial reporting structure that resulted in our having a multi-location, multi-tier reporting and consolidation process with decentralized accounting functions at each of our reporting units, which significantly taxed our finance and accounting resources existing at the time and as a result, we did not make timely filings of our Form 10-K for the year ended September 30, 2007 and Forms 10-Q for the quarters ended December 31, 2007 and March 31, 2008. We authorized the former auditors to respond fully to inquiries of BDO Seidman, LLP concerning the subject matter of these material weaknesses. We also requested the former auditors to furnish us with a letter addressed to the Securities and Exchange Commission stating whether they agreed with the above statements, and a copy of their letter dated September 16, 2008 was filed as an exhibit to our Form 8-K filed with the Commission on September 16, 2008.

        Prior to September 2, 2008, including for the fiscal years ended September 30, 2006 and 2007 and the subsequent interim period through September 2, 2008, neither we nor anyone acting on our behalf consulted with BDO Seidman, LLP concerning the application of accounting principles to any specific completed or contemplated transaction, the type of audit opinion that might be rendered on our consolidated financial statements, or any other matter.

        Representatives of BDO Seidman, LLP are expected to be present at our 2009 Annual Meeting, will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

        Stockholder ratification of the selection by the Audit Committee of BDO Seidman, LLP as the Company's independent registered public accounting firm is not required by the Company's bylaws or otherwise. However, the Audit Committee and the Board are submitting the selection of BDO Seidman, LLP to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection, the Audit Committee will reconsider whether or not to retain that firm. Even if the selection is ratified, the Audit Committee in its discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if they determine that such a change would be in the best interests of the Company and its stockholders.

The Board recommends that you vote "for" Proposal 2.

OTHER MATTERS

        At the time when this proxy statement was published, the Board of Directors knew of no other matters constituting a proper subject for action by the stockholders that would be presented at the 2009 Annual Meeting. However, the persons acting as proxies with respect to the enclosed proxy card will vote at their discretion on any other matters that may properly come before the meeting.

PROCEDURES FOR STOCKHOLDER COMMUNICATIONS, RECOMMENDATIONS OF BOARD NOMINEES AND STOCKHOLDER PROPOSALS

Stockholder Communications

        Stockholder communications with the Board of Directors should be in writing, addressed to: Investor Relations, c/o Linda Hodges, Prospect Medical Holdings, Inc., 10780 Santa Monica Blvd., Suite 400, Los Angeles, CA, 90025, and marked to the attention of the Board or any of its individual committees. Copies of all communications so addressed will be promptly forwarded to the chairman of the committee involved or, in the case of the communications addressed to the Board of Directors as a whole, to the Corporate Governance and Nominating Committee. In addition, stockholders interested in communicating directly with the Lead Independent Director or with any other non-management director may do so by writing to the Company at the same address, and marked to the attention of the Lead Independent Director. The Lead Independent Director will review and distribute all stockholder communications he receives to the intended recipients and/or distribute to the full Board of Directors, as appropriate.

Recommendations of Board Nominees

        The Corporate Governance and Nominating Committee will consider stockholder recommendations for Board of Directors candidates in accordance with the procedures described earlier under the heading "Corporate Governance and Nominating Committee."

Stockholder Proposals

        Any proposal that a stockholder intends to present for inclusion in our proxy statement and form of proxy in accordance with Rule 14a-8 of the Securities Exchange Act of 1934 (the "Exchange Act") for our next annual meeting of stockholders to be held in 2010 must be received by us on or before September 30, 2009. Notice of stockholder proposals submitted outside of Rule 14a-8 of the Exchange Act will be considered untimely if received by us after December 14, 2009. Only proper proposals under Rule 14a-8 of the Exchange Act that are timely received will be included in the 2010 proxy statement and form of proxy. All proposals described in this paragraph should be sent to us at Investor Relations, c/o Linda Hodges, Prospect Medical Holdings, Inc., 10780 Santa Monica Blvd., Suite 400, Los Angeles, CA, 90025.

HOUSEHOLDING OF STOCKHOLDER MATERIALS

        Some banks, brokers and other nominee record holders may be participating in the practice of "householding" stockholder materials, such as proxy statements, information statements and annual reports. This means that only one copy of this proxy statement may have been sent to multiple stockholders in your household. We will promptly deliver a separate copy of this proxy statement to you if you write or call us at the following address or telephone number: Investor Relations Department, Prospect Medical Holdings, Inc., 10780 Santa Monica Boulevard, Suite 400, Los Angeles, California 90025, telephone: (310) 943-4500. If you want to receive separate copies of stockholder materials in the future, or if you are receiving multiple copies and would like to receive only one copy for your household, you should contact your bank, broker, or other nominee record holder, or you may contact the Company at the above address and telephone number.

ADDITIONAL INFORMATION

        A copy of the Company's Annual Report on Form 10-K for the fiscal year ended September 30, 2008 filed with the Securities and Exchange Commission is available without charge upon written request. Requests should be addressed to Investor Relations, c/o Linda Hodges, Prospect Medical Holdings, Inc., 10780 Santa Monica Blvd., Suite 400, Los Angeles, CA 90025. Exhibits to the Form 10-K will be made available to stockholders for a reasonable charge upon written request.

By order of the Board of Directors

Ellen J. Shin Corporate Secretary

January 29, 2009

PROSPECT MEDICAL HOLDINGS, INC.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Samuel S. Lee and David Levinsohn as proxies, each with full power of substitution, to represent and vote as designated on the reverse side, all the shares of Common Stock of Prospect Medical Holdings, Inc. held of record by the undersigned on January 23, 2009, at the Annual Meeting of Stockholders to be held at the Company’s headquarters located at 10780 Santa Monica Blvd., Suite 400, Los Angeles, CA 90025, on March 4, 2009, or any adjournment or postponement thereof.

This Proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder.  If no direction is made, this Proxy will be voted for the election of the five director nominees listed on the reverse side of this Proxy and for the one other proposal that is listed on the reverse side of this Proxy.

(Continued and to be signed on the reverse side)

ANNUAL MEETING OF STOCKHOLDERS OF

PROSPECT MEDICAL HOLDINGS, INC.

MARCH 4, 2009

Please date, sign and mail
your proxy card in the
envelope provided as soon
as possible.

Please detach along perforated line and mail in the envelope provided.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF DIRECTORS AND “FOR” PROPOSAL 2.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS
SHOWN HERE  ☒

				FOR	AGAINST	ABSTAIN
1.	Election of Five Directors:		2. Ratification of the selection of BDO Seidman, LLP as independent registered public accounting firm for the fiscal year ending September 30, 2009	☐	☐	☐
NOMINEES:
☐	FOR ALL NOMINEES	Samuel S. Lee David Levinsohn Jeereddi Prasad Glenn R. Robson Kenneth Schwartz

☐	WITHHOLD AUTHORITY
FOR ALL NOMINEES

☐	FOR ALL EXCEPT (See instructions below)

INSTRUCTIONS:	To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here:

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.

☐

Signature of Stockholder		Date:	Signature of Stockholder		Date:

Note:                    Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

2